EXHIBIT 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Natus Medical Incorporated (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James B. Hawkins, President and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JAMES B. HAWKINS
Print Name:	James B. Hawkins
Title:	President and Chief Executive Officer
Date:	November 14, 2005

In connection with the Quarterly Report of Natus Medical Incorporated (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Murphy, Vice President Finance of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ STEVEN J. MURPHY
Print Name:	Steven J. Murphy
Title:	Vice President Finance
Date:	November 14, 2005